SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14 (A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]   Preliminary Proxy Statement    [ ]   Confidential, for Use of the
[ ]   Definitive Proxy Statement           Commission Only (as permitted by
[ ]   Definitive Additional Materials      Rule 14a-6(e)(2)
[ ]   Soliciting Material Pursuant to
      sec. 240.14a-11(c) or sec. 240.14a-12

                      ADVANCED TISSUE SCIENCES, INC.
                      ------------------------------
             (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   Fee not required.

[ ]   Fee computed on table below per Exchange Act rules 14a-6(i)(4) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

           ------------------------------------------------------------------

      (2)  Aggregate number of securities to which transaction applies:

           ------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ------------------------------------------------------------------

      (4)  Proposed maximum aggregate value of transaction:

           ------------------------------------------------------------------

      (5)  Total fee paid:

           ------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:

           ------------------------------------------------------------------

      (2)  Form Schedule or Registration Statement No.:

           ------------------------------------------------------------------

      (3)  Filing Party:

           ------------------------------------------------------------------

      (4)  Date Filed:

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


                        ADVANCED TISSUE SCIENCES, INC.

                        ------------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                JANUARY 27, 1999

                        -------------------------------

To the Stockholders of Advanced Tissue Sciences, Inc.:

     Notice is hereby given that a Special Meeting (the "Special Meeting") of the Stockholders of Advanced Tissue Sciences, Inc., a Delaware corporation (the "Company"), will be held at the Sheraton Grande Torrey Pines, 10950 North Torrey Pines Road, La Jolla, California 92037 on Wednesday, January 27, 1999 at 10:00 A.M. Pacific Time for the following purposes:

     1. to approve the issuance by the Company of shares of Common Stock upon conversion of, or as dividends on, its Series B Convertible Preferred Stock to comply with certain rules of the Nasdaq Stock Market;

     2. to approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock, $.01 par value per share, from 100,000,000 shares to 125,000,000 shares to comply with certain contractual obligations of the Company; and

     3. to transact such other business as may properly come before the Special Meeting or any postponement or adjournment thereof.

     On July 10, 1998, the Company entered into a Securities Purchase Agreement (the "Purchase Agreement") with certain investors pursuant to which the Company completed a $25 million private placement of its Series B Convertible Preferred Stock (the "Series B Preferred Stock"). On November 6, 1998, the Company and the same investors entered into a Redemption Amendment Agreement (the "Amendment Agreement") the effect of which was to give the Company the ability to elect to eliminate certain redemption rights which the investors had with respect to the Series B Preferred Stock. As part of the Amendment Agreement, the Company agreed to hold this Special Meeting and seek stockholder approval of the foregoing proposals.

     The close of business on December 15, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any postponement or adjournment thereof and only stockholders of record at such time will be so entitled to vote.

     You are cordially invited to attend the Special Meeting in person. Even if you plan to attend the Special Meeting, please promptly complete, sign, date and return the enclosed proxy card in the enclosed self-addressed, stamped envelope.

     It will assist us in keeping down the expenses of the Special Meeting if all stockholders return their signed proxies promptly, whether they own a few shares or many shares.

     A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK ENTITLED TO VOTE AT THE SPECIAL MEETING MUST BE REPRESENTED AT THE SPECIAL MEETING, IN PERSON OR REPRESENTED IN PROXY, IN ORDER TO CONSTITUTE A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE SPECIAL MEETING. PLEASE RETURN YOUR PROXY CARD IN ORDER TO ENSURE THAT A QUORUM IS OBTAINED AND TO AVOID THE ADDITIONAL COSTS TO THE COMPANY OF ADJOURNING THE SPECIAL MEETING AND RESOLICITING PROXIES.

YOUR VOTE IS IMPORTANT.

                                        BY ORDER OF THE BOARD OF DIRECTORS,


                                        Richard A. Fink
                                        Secretary

La Jolla, California
December __, 1998

                         ADVANCED TISSUE SCIENCES, INC.

                         ------------------------------

                                 PROXY STATEMENT

                         ------------------------------


     This proxy statement and the enclosed proxy card are furnished in connection with the Special Meeting of Stockholders (the "Special Meeting") of Advanced Tissue Sciences, Inc. (the "Company") which will be held at the Sheraton Grande Torrey Pines, 10950 North Torrey Pines Road, La Jolla, California, on Wednesday, January 27, 1999 at 10:00 A.M. Pacific Time. Stockholders of record at the close of business on December 15, 1998 are entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

     On July 10, 1998, the Company entered into a Securities Purchase Agreement (the "Purchase Agreement") with certain investors (the "Investors") pursuant to which the Company completed a $25 million private placement of its Series B Convertible Preferred Stock (the "Series B Preferred Stock"). On November 6, 1998, the Company and the same Investors entered into a Redemption Amendment Agreement (the "Amendment Agreement") the effect of which was to give the Company the ability to elect to eliminate certain redemption rights which the Investors had with respect to the Series B Preferred Stock. As part of the Amendment Agreement, the Company agreed to hold this Special Meeting and seek stockholder approval of the proposals set forth below. If the Company did not do so, it would have been subject to penalties under the Amendment Agreement.

     On December 15, 1998, there were [40,353,524] shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), issued and outstanding. Each share of Common Stock is entitled to one vote. A majority of the shares of Common Stock entitled to vote will constitute a quorum.

     The enclosed proxy is being solicited by members of the Company's Board of Directors (the "Board of Directors") and is revocable at any time prior to its exercise. A proxy may be revoked by delivery of a written revocation to the Secretary of the Company, by presentation of a subsequent proxy, properly signed, or by attendance at the Special Meeting and voting in person.

     Proxies will be solicited by mail and telephone by the Company and Morrow & Co., 909 Third Avenue, New York, New York 10022, which has been engaged by the Company for a fee of $_________, plus expenses, for this purpose. The Company will request banks, brokerage houses and other institutions to forward the soliciting material to persons for whom they hold shares and to obtain authorization for the execution of proxies. The Company will reimburse banks, brokerage houses and other institutions for their reasonable expenses in forwarding the Company's proxy materials to beneficial owners. All costs associated with the solicitation proxies will be borne by the Company.

     If proxies are properly dated, executed and returned, the shares they represent will be voted at the Special Meeting in accordance with the instructions of the stockholder. IF NO SPECIFIC INSTRUCTIONS ARE GIVEN, THE SHARES WILL BE VOTED FOR THE PROPOSALS (THE "PROPOSALS") TO (I) APPROVE THE ISSUANCE BY THE COMPANY OF SHARES OF COMMON STOCK UPON CONVERSION OF, OR AS DIVIDENDS ON, ITS SERIES B PREFERRED STOCK, AND (II) APPROVE THE AMENDMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION (THE "RESTATED CERTIFICATE") TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 125,000,000.

     Only votes cast in person at the Special Meeting or by proxy received by the Company before commencement of the Special Meeting will be counted at the Special Meeting. The approval of Proposal 1 to approve the issuance by the Company of Common Stock upon conversion of or as dividends on its Series B Preferred Stock will become effective only upon the affirmative vote of stockholders of the Company owning in the aggregate at least a majority of the Company's outstanding shares of Common Stock present in person or by proxy and entitled to vote at the Special Meeting. The approval of Proposal 2 to amend the Restated Certificate to increase the number of authorized shares of Common Stock will become effective only upon the affirmative vote of stock-holders of the Company owning in the aggregate at least a majority of the Company's outstanding shares entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. Votes cast as abstentions will not be counted as a vote for or against the Proposals, but will nevertheless have the effect of increasing the total votes cast on the matter and thus have the same effect as a negative vote. So called "broker non-votes" (brokers failing to vote by proxy shares of the Common Stock held in nominee name for customers) will not be counted at the Special Meeting. The effect of such broker non-votes is to decrease the total votes cast on the matter and thus decrease the number of votes necessary to effectuate Proposal 1.

                                   PROPOSAL 1

              APPROVAL OF THE ISSUANCE BY THE COMPANY OF SHARES OF
               COMMON STOCK UPON CONVERSION OF OR AS DIVIDENDS ON
                          ITS SERIES B PREFERRED STOCK

     Approval of Proposal 1 allows the Company to issue Common Stock upon conversion of, or as dividends on, its Series B Preferred Stock equal to or in excess of 7,864,834 shares (20% of the shares of Common Stock outstanding on the issuance date of the Series B Preferred Stock) in compliance with Rule 4460 of the Nasdaq Stock Market. Failure to approve either of the Proposals could result in certain adverse consequences to the Company such as monetary penalties, dilutive adjustments and redemption requirements as described below.

     On July 10, 1998, the Company consummated a private placement of 500 shares of its Series B Preferred Stock for an aggregate purchase price of $25 million with the Investors. Under the terms of the Purchase Agreement and subject to certain conditions, the Company has the option to sell to the Investors in the first quarter of 1999 an additional 500 shares of Series B Preferred Stock for an aggregate purchase price of $25 million. Conditions to the Company's option include a requirement that the Company's Common Stock be trading at a price above $5.49 per share.

     Subject to adjustment in certain events, the Series B Preferred Stock is convertible into Common Stock at $4.77 per share (the "Conversion Price"). The Conversion Price will be increased by one-half the amount by which the market price of the Common Stock on the date of conversion exceeds $7.96 per share. Conversely, should the Average Daily Trading Price (as defined in the Company's Certificate of Designations, Preferences and Rights of the Series B Convertible Preferred Stock, filed with the Delaware Secretary of State on July 9, 1998 (the "Certificate of Designations")) prior to a conversion be equal to or below $3.58 per share, the Conversion Price will be equal to such Average Daily Trading Price.

     The Series B Preferred Stock accrues dividends at 5% per annum. Dividends are payable quarterly in Common Stock or cash at the option of the Company.
To the extent not previously converted, the Series B Preferred Stock is, at the election of the Company, redeemable at par value ($50,000 per share) plus accrued dividends (the "Redemption Price") or convertible into Common Stock three years from the date of issuance subject to extension in certain circumstances.

     Pursuant to the Certificate of Designations, all shares of Series B Preferred Stock are redeemable at the Redemption Price at the option of the holders upon the occurrence of certain events, including, without limitation, the Company's inability to issue shares of Common Stock upon conversion of Series B Preferred Stock because the Company does not have a sufficient number of shares of Common Stock authorized and available for issuance or is otherwise prohibited by the rules of the Nasdaq Stock Market from issuing all the Common Stock to be issued upon such conversion. In particular, Rule 4460 of the Nasdaq Stock Market requires the specific stockholder approval being requested under this Proposal 1 for issuances of convertible securities if the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of such convertible securities and such common shares are issued at a price less than the market value of the common stock on the date of issuance. Due to the indeterminate nature of the Conversion Price, the total number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock may exceed 20% of the number of shares of Common Stock outstanding on July 10, 1998 and the Common Stock may be issued at a price below its market value on the date of conversion.

     On November 6, 1998, the Company entered into the Amendment Agreement with the Investors the effect of which was to give the Company the ability to elect to eliminate the Investors' rights to require redemption of 400 shares of the Series B Preferred Stock (the "Effected Preferred Shares") upon the occurrence of certain of the events pursuant to which the Investors had rights to require redemption under the Certificate of Designations, including the event described in the preceding paragraph, provided the Company makes payments to the Investors and the Conversion Price is reduced. The other 100 shares of Series B Preferred Stock (the "Non-Effected Preferred Shares") remain redeemable at the option of the holders upon the occurrence of all of the events pursuant to which the Investors have rights to require redemption under the Certificate of Designations, including the event described above. As part of the Amendment Agreement, the Company agreed to hold this Special Meeting by January 29, 1999 to seek stockholder approval of this Proposal to ensure compliance with the rules of the Nasdaq Stock Market as well as approval of Proposal 2.

     If the Company does not obtain stockholder approval of the issuance of shares of Common Stock upon conversion of the Series B Preferred Stock and, upon presentment for conversion, is not able to issue shares of Common Stock in compliance with the rules of the Nasdaq Stock Market, then the Investors will have the right to require redemption of (i) the Non-Effected Preferred Shares and (ii) the Effected Preferred Shares whereupon, pursuant to the Amendment Agreement, the Company may then elect to redeem the Effected Preferred Shares or pay each holder of the Effected Preferred Shares an amount equal to 1% per day of the par value of the Series B Preferred Stock ($50,000 per share) plus certain other amounts which may be due on such shares (the "Liquidation Value"), restricted to a limited number of days (from ten up to twenty days) and only during such period of time as such event shall be continuing. The Company may also elect to limit such daily payments to no more than 20% of the Liquidation Value in any consecutive 365-day period. In addition to the daily payments, the Conversion Price of Effected Preferred Shares shall also be reduced by 10% to 15% from the then existing Conversion Price. As discussed above, if the Company elects not to make, or if the Company makes such election and then fails to make any of the daily payments discussed above, the holders of the Effected Preferred Shares will have the right to require redemption of the Effected Preferred Shares outstanding as provided in the Certificate of Designations.

     TO COMPLY WITH RULE 4460 OF THE NASDAQ STOCK MARKET AND AVOID THE POTENTIAL ADVERSE CONSEQUENCES OF A REQUIRED REDEMPTION OF THE SERIES B PREFERRED STOCK, MONETARY PENALTIES AND DILUTIVE ADJUSTMENTS TO THE CONVERSION PRICE, THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ISSUANCE BY THE COMPANY OF ALL THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF OR AS DIVIDENDS ON THE 1,000 SHARES OF SERIES B PREFERRED STOCK.


                                   PROPOSAL 2

         APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

     The present capital structure of the Company authorizes 100,000,000 shares of Common Stock. Pursuant to the Amendment Agreement, the Company agreed to seek stockholder approval of an increase of the number of authorized shares of Common Stock to 125,000,000. As discussed above, if the Company is not able to issue shares of Common Stock upon conversion of, or as dividends on, the Series B Preferred Stock because the Company does not have a sufficient number of shares of Common Stock authorized and available for issuance, the Company may be required to redeem the Series B Preferred Stock, make payments to the Investors and suffer dilutive adjustments to the Conversion Price. In addition, until the Company obtains stockholder approval of an increase in the number of authorized shares to 125,000,000, the Company must reserve 43,400,000 shares of Common Stock for issuance upon conversion of the Series B Preferred Stock, leaving approximately 10,000,000 shares available for issuance for other purposes after taking into account shares currently outstanding and shares reserved for issuance under option plans, warrants and the like. Upon stockholder approval of this Proposal 2, the Company is only required to reserve for issuance upon conversion of the Series B Preferred Stock that number of shares equal to 150% of the number of shares issuable upon such conversion.

     Therefore, the Board of Directors considers it advisable to amend the Restated Certificate to increase the number of shares of Common Stock authorized by Article Fourth, Section I from 100,000,000 shares to 125,000,000 shares. Except for the possible issuance upon conversion of or as dividends on the Series B Preferred Stock, the

Company has no present plans or commitments with respect to the issuance of the proposed additional shares of Common Stock.

     The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by the Company could have an effect on the potential realizable value of a stockholders investment. In the absence of a proportionate increase in the Company's earnings and book value, an increase in the aggregate number of outstanding shares of the Company caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of the Common Stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder's investment could be adversely affected.

     TO COMPLY WITH THE AMENDMENT AGREEMENT AND AVOID THE POTENTIAL ADVERSE CONSEQUENCES OF A REQUIRED REDEMPTION OF THE SERIES B PREFERRED STOCK, MONETARY PENALTIES AND DILUTIVE ADJUSTMENTS TO THE CONVERSION PRICE, THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of the close of business on December 15, 1998, certain information with respect to the beneficial ownership of Common Stock by (i) each director of the Company, (ii) the Chief Executive Officer and each of the four (4) other most highly compensated executive officers of the Company whose combined salary and bonus for calendar 1997 was in excess of $100,000, (iii) all executive officers and directors as a group, and (iv) each stockholder who is known to the Company to be the beneficial owner, as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, of more than 5% of the outstanding Common Stock.




                                                    Beneficial Ownership of      Percentage of
  Name and Address                                    Common Stock as of          Common Stock
  Beneficial Owner                   Position        December 15, 1998 (1)       Outstanding (2)
------------------------         ----------------   -----------------------      ---------------

Arthur J. Benvenuto              Chairman of the      [1,803,407]      (3)          [4.3%]
Advanced Tissue Sciences, Inc.   Board of Directors
10933 North Torrey Pines Road    and Chief Executive
La Jolla, CA  92037              Officer

Dr. Gail K. Naughton             Director, President  [1,560,000]      (4)          [3.8%]
Advanced Tissue Sciences, Inc.   and Chief Operating
10933 North Torrey Pines Road    Officer
La Jolla, CA  92037

Jerome E. Groopman, M.D.         Director and           [103,333]      (11)           *
Beth Israel Deaconess Medical    Chairman of
  Center                         Company's Scientific
One Deaconess Road               Advisory Board
Boston, MA  02215

                                  4



Jack L. Heckel                   Director               [114,180]      (5)            *
27390 Oak Knoll Drive
Bonita Springs, FL  33923

Ronald L. Nelson                 Director                [70,000]      (6)            *
DreamWorks SKG
100 Universal City Plaza
Universal City, CA  91608

Dayton Ogden                     Director                [37,208]      (7)            *
Spencer Stuart
695 East Main Street
Stamford, CT  06901

David S. Tappan, Jr.             Director               [150,000]      (8)            *
620 Newport Center Drive
Newport Beach, CA  92660

Dr. Gail R. Wilensky             Director                [86,333]      (9)            *
Project HOPE
7500 Old Georgetown Road
Bethesda, MD  20814

Terry E. Gibson                  Vice President,         [87,000]      (11)           *
Advanced Tissue Sciences, Inc.   Operations
10933 North Torrey Pines Road
La Jolla, CA  92037

Ellen G. Redding                 Vice President,         [39,600]      (10)           *
Advanced Tissue Sciences, Inc.   Regulatory
10933 North Torrey Pines Road    Affairs (10)
La Jolla, CA  92037

Michael V. Swanson               Vice President,        [105,000]      (11)           *
Advanced Tissue Sciences, Inc.   Finance and
10933 North Torrey Pines Road    Administration
La Jolla, CA  92037

State of Wisconsin Investment                         [2,204,800]                   [5.5%]
  Board
PO Box 7842
Madison, WI  53707

Directors and executive officers                      [4,179,136]      (12)         [9.6%]
officers as a group (consisting
of 14 persons)


*    Indicates less than 1% ownership

(1)  Sole voting and investment power unless otherwise stated.

(2) Based on [40,353,524] shares of Common Stock outstanding, plus each beneficial owner's options to purchase shares of Common Stock currently exercisable or becoming exercisable within 60 days and any other beneficially owned shares.

(3) Includes options to purchase [1,550,000] shares of Common Stock, which are currently exercisable.

(4) Includes [283,616] shares of Common Stock held as custodian for her minor children and options granted to purchase [725,000] shares of Common Stock which are currently exercisable.

(5) Includes [5,847] shares of Common Stock held by a trust and options to purchase [83,333] shares of Common Stock which are currently exercisable.

(6) Includes options exercisable to purchase [50,000] shares of Common Stock of which [33,333] are subject to repurchase rights by the Company.

(7) Includes options to purchase [33,333] shares of Common Stock which are currently exercisable.

(8) Includes options to purchase (i) [100,000] shares of Common Stock which are currently exercisable and (ii) [50,000] shares of Common Stock subject to repurchase by the Company.

(9) Includes [3,000] shares of Common Stock held by Dr. Wilensky's spouse in a retirement plan and options to purchase [83,333] shares of Common Stock which are currently exercisable.

(10) Ms. Redding was Vice President, Regulatory Affairs and Quality Systems until April, 1998 and Vice President, Regulatory Affairs until October, 1998. Beneficial ownership includes options to purchase [35,600] shares of Common Stock which are currently exercisable.

(11) Beneficial ownership consists of options granted to purchase shares of Common Stock, which are currently exercisable.

(12) Includes options to purchase (i) [3,016,332] shares of Common Stock which are currently exercisable, [83,333] of which are subject to repurchase by the Company, and (ii) [15,000] shares of Common Stock becoming exercisable within 60 days.

                             OTHER MATTERS

     Management does not know of any other matters to be brought before the Special Meeting. If any other matter is properly presented for consideration at the Special Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.

     Upon written request by any stockholder entitled to vote at the Special Meeting, the Company will furnish that person without charge a copy of the Company's 1997 Annual Report to Stockholders, its Annual Report on Form 10-K for the year ended December 31, 1997 and its Quarterly Report on Form 10-Q for the quarterly period ending September 30, 1998. Requests should be addressed to Investor Relations, Advanced Tissue Sciences, Inc., 10933 North Torrey Pines Road, La Jolla, California 92037.

     Your cooperation in giving this matter your immediate attention and returning your proxies will be appreciated.


                                        By Order of the Board of Directors,


                                        Richard A. Fink
                                        Secretary

La Jolla, California
December __, 1998

(PROXY CARD - FRONT)

                         ADVANCED TISSUE SCIENCES, INC.
            10933 NORTH TORREY PINES ROAD, LA JOLLA, CALIFORNIA 92037

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 27, 1999

     The undersigned hereby appoints Arthur J. Benvenuto and Dr. Gail K. Naughton, and each of them, true and lawful agents and proxies of the undersigned, with full power of substitution, to represent the undersigned and vote all shares of Common Stock of Advanced Tissue Sciences, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on January 27, 1999 and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The undersigned also acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement dated December __, 1998 furnished herewith. The shares represented by this proxy shall be voted in accordance with the instructions on the reverse side. If no instructions are provided, this proxy, when properly executed and returned, will be voted FOR the proposals set forth on the reverse side.

 YOUR VOTE IS IMPORTANT!  PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE
            SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                (continued and to be signed on the reverse side)

(PROXY CARD - BACK)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AS THE NAMED PROXIES CONSIDER ADVISABLE IN THEIR JUDGMENT WITH REGARD TO ANY OTHER MATTERS PROPERLY BROUGHT TO A VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


-------------------                                 ----------------
ACCOUNT NUMBER                                           COMMON

       PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE:  [X]

1. Proposal to approve the issuance by the Company of shares of Common Stock upon conversion of or as dividends on its Series B Convertible Preferred Stock.

               FOR   [ ]        AGAINST   [ ]          ABSTAIN   [ ]

2. Proposal to approve the amendment of the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock.

               FOR   [ ]        AGAINST   [ ]          ABSTAIN   [ ]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any adjournment or postponement thereof.

       MARK HERE IF YOU PLAN TO ATTEND THE MEETING   [ ]

                                     THE BOARD OF DIRECTORS RECOMMENDS A
                                     VOTE FOR PROPOSALS 1 AND 2.


                                     Please sign exactly as name appears
                                     hereon.  When shares are held by joint
                                     tenants, both should sign.  When
                                     signing as attorney, executor,
                                     administrator, trustee, or guardian,
                                     please give full title as such.  If a
                                     corporation, please sign in full
                                     corporate name by president or other
                                     authorized officer.  If a partnership,
                                     please sign in partnership name by
                                     authorized person.

                                     Dated:_________________________, 199__

                                     ---------------------------------------
                                                  (Signature)

                                     ---------------------------------------
                                           (Signature if held jointly)

 PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED
                         SELF-ADDRESSED STAMPED ENVELOPE